Deferred income taxes	12 Months Ended
Dec. 31, 2024
Deferred income taxes [Abstract]
Deferred income taxes
7. Deferred income taxes

At December 31, 2024, the Group had unused tax losses of $102.8 million (2023: $65.0 million). Deferred tax assets have not been recognized in respect of these losses because it is not sufficiently certain that the Group will generate sufficient taxable profits to be able to utilize these loss carry-forwards.

The Group held investments in money market funds and marketable securities during the year ended December 31, 2024. The Group’s net deferred tax position as of December 31, 2024, was $nil. A deferred tax liability of $1.1 million (2023: $nil) has been recognised in respect of potential future liabilities arising on realisation of these investments. Offsetting this deferred tax liability, was a deferred tax asset of $1.1 million (2023: $nil) in respect of losses that can be used against potential future liabilities arising on realisation of these investments.